Exhibit 99.1

Hampton Inn

APPLE HOSPITALITY REIT

2015

SECOND QUARTER REPORT

JUNE 30, 2015

Dear Shareholder

Greetings from Apple Hospitality REIT, Inc. (the “Company” or “Apple Hospitality”).
In addition to achieving another quarter of positive hotel operations, we accomplished a number of significant milestones for the Company during the second quarter of this year. The Company’s common shares were listed on the New York Stock Exchange
(NYSE) on May 18 under the ticker symbol “APLE,” a 50% reverse share split was implemented, a $200 million tender offer was completed and we continued to refine our portfolio of upscale hotels. The listing of the Company’s shares increases the strength of our platform and provides you with the opportunity to make your own investment decisions with respect to liquidity or continued ownership of Apple Hospitality’s shares.

As of June 30, 2015, the Apple Hospitality portfolio included 174 Marriott®- and
Hilton®-branded hotels, with 22,177 rooms, geographically diversified across more than 80 MSAs in 32 states. For the three-month period ended June 30, 2015, as compared to the same period of 2014, our portfolio of hotels achieved increases in
Comparable Hotels(C) occupancy, average daily rate (ADR) and revenue per available room (RevPAR) of approximately one, five and six percent, respectively. Comparable Hotels occupancy, ADR and
RevPAR were 81.9 percent, $131.28 and $107.48, respectively, for the second quarter of this year. For the six-month period ended June 30, 2015, our hotels reported Comparable Hotels occupancy, ADR and RevPAR of 78.1 percent,
$129.27 and $100.98, representing increases of approximately two, five and seven percent as compared to results for the same period of 2014, respectively.

During the first six months of the year, Apple Hospitality sold 19 non-strategic assets in two separate transactions for a total of approximately $208 million. Proceeds from the sale transactions were used primarily to repay the outstanding balance under our revolving credit facility, allowing us the opportunity to reallocate capital to hotel acquisitions in markets that we believe have better long term growth potential. During the second quarter, the Company acquired two hotels, a 156-room Hampton Inn by Hilton® in the Las Olas area of downtown Ft. Lauderdale, FL, and a 110-room
Hampton Inn by Hilton® in Cypress, CA. Subsequent to the end of the second quarter, the Company purchased a new
170-room SpringHill Suites® by Marriott® in Burbank, CA, and a 190-room Courtyard® by Marriott® also located in
Burbank, CA. The Company currently has outstanding contracts for the potential purchase of four additional hotels and will continue to evaluate acquisition and disposition opportunities that have the potential to meaningfully refine our portfolio and create additional value for our shareholders.

Modified funds from operations (MFFO)(B) for the three- and six-month periods ended June 30, 2015, totaled approximately
$82.2 million, or $0.44 per share(A), and approximately $145.1 million, or $0.78 per share(A), respectively. MFFO for the same periods of last year totaled approximately $77.3 million, or $0.41 per share(A), and approximately $122.0 million, or $0.78 per share(A), respectively. The Company paid $0.327 per share(A) in distributions during the second quarter of
2015. Apple Hospitality’s Board of Directors anticipates that the Company will continue to pay distributions on a monthly basis, and has authorized a monthly distribution at an annual rate of $1.20 per common share. The Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the
Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

The Company’s previously announced $500 million share repurchase program became effective on July 8, 2015.
As part of the implementation of the program, the Company established a written trading Plan (“Plan”) authorizing the repurchase of its common shares in open market transactions. The Plan is intended to comply with Rule 10b5-1 of the
Securities Exchange Act of 1934. Because repurchases under a 10b5-1 plan are subject to certain pricing, market and volume parameters, there is no guarantee as to the exact number of shares that will be repurchased under the Plan.
As of July 31, 2015, the Company had purchased approximately 186,000 shares under the Plan at a weighted-average purchase price of approximately $17.80 for a total of approximately $3.3 million. Purchases under the Plan have been funded, and we intend to fund future purchases, with availability under the Company’s credit facility.

Economic indicators in the United States have shown evidence of a sustainable recovery, which continues to overall positively impact the lodging industry. With our high quality hotel portfolio, our exceptional operating platform and our conservatively levered balance sheet, we believe the Company is well positioned for the future as hotel industry fundamentals continue to strengthen. For additional information about the Company, we encourage you to visit Apple
Hospitality’s website at www.applehospitalityreit.com and review our public filings with the Securities and
Exchange Commission also available at www.sec.gov. As always, thank you for your investment in Apple Hospitality.

Sincerely,

Glade M. Knight, Justin G. Knight, Executive Chairman President and Chief Executive Officer

STATEMENTS OF OPERATIONS (Unaudited)
	Three months ended	Three months ended	Six months ended	Six months ended
(In thousands except statistical data)	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
REVENUES
Room revenue	$214,991	$213,372	$407,004	$338,814
Other revenue	19,383	19,196	37,722	30,875
Total revenue	$234,374	$232,568	$444,726	$369,689

EXPENSES AND OTHER INCOME
Direct operating expense	$57,152	$58,147	$111,757	$93,403
Other hotel operating expenses	84,821	84,131	167,103	135,613
General and administrative	3,699	6,628	9,246	9,147
Depreciation	31,135	30,754	61,854	50,313
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	5,825	1,776	7,049	3,886
Interest and other expense, net	7,226	7,333	14,963	10,857
Total expenses	$189,858	$188,769	$371,972	$420,352
Gain (loss) on sale of real estate	(271)	-	15,358	-

NET INCOME
Net income (loss)	$44,245	$43,799	$88,112	$(50,663)
Unrealized loss on interest rate derivatives	(185)	(914)	(459)	(446)
Cash flow hedge losses reclassified to earnings	785	-	785	-
Comprehensive income (loss)	$44,845	$42,885	$88,438	$(51,109)
Net income (loss) per share (A)	$0.24	$0.23	$0.47	$(0.33)

MODIFIED FUNDS FROM OPERATIONS (B)
Net income (loss)	$44,245	$43,799	$88,112	$(50,663)
Depreciation of real estate owned	30,906	30,524	61,395	50,007
(Gain) loss on sale of real estate	271	-	(15,358)	-
Amortization of favorable and unfavorable leases, net	133	336	2,156	440
Funds (loss) from operations (FFO)	$75,555	$74,659	$136,305	$(216)
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	5,825	1,776	7,049	3,886
Non-cash straight-line ground lease expense	849	879	1,699	1,173
Modified funds from operations (MFFO)	$82,229	$77,314	$145,053	$121,976
FFO per share (A)	$0.41	$0.40	$0.73	$-
Modified FFO per share (A)	$0.44	$0.41	$0.78	$0.78

WEIGHTED-AVERAGE SHARES OUTSTANDING (A)	185,351	186,945	185,896	155,811

OPERATING STATISTICS
Occupancy (C)	81.9%	80.9%	78.1%	76.6%
Average daily rate (C)	$131.28	$125.04	$129.27	$123.24
RevPAR (C)	$107.48	$101.17	$100.98	$94.43
Number of hotels	174	188
Distributions per share (A)	$0.327	$0.330	$0.667	$0.717

BALANCE SHEET HIGHLIGHTS (Unaudited)
(In thousands)	June 30, 2015	December 31, 2014
ASSETS
Investment in real estate, net	$3,499,689	$3,492,821
Assets held for sale	-	195,588
Other assets	110,706	91,340
Total assets	$3,610,395	$3,779,749

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$799,539	$709,570
Other liabilities	64,492	55,555
Total liabilities	864,031	765,125
Total shareholders’ equity	2,746,364	3,014,624
Total liabilities and shareholders’ equity	$3,610,395	$3,779,749

(A) On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in the weighted-average shares outstanding and per share amounts for the three and six months ended June 30, 2015 and 2014. (B) Funds from operations (FFO) is defined as net income (loss) (computed in accordance with generally accepted accounting principles —GAAP) excluding gains and losses from sales of real estate, plus depreciation, amortization and impairments of real estate assets. Modified funds from operations (MFFO) excludes transaction and listing costs, the non-cash conversion expense of the Series B convertible preferred shares and the non-cash impact of straight-line lease expense. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income (loss) and cash flows as a measure of the Company’s activities in accordance with GAAP. The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures included in the Company’s Quarterly Report on Form 10-Q for the periods ended June 30, 2015 and this Quarterly Report, including net income (loss), cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company. The Company’s definitions of FFO and MFFO are not necessarily the same as such terms that are used by other companies. FFO and MFFO are not necessarily indicative of cash available to fund cash needs. (C) For purposes of operating statistics, the Company has defined Comparable Hotels as the 174 hotels owned as of the end of the reporting period. For the hotels acquired during the period, the Company has included results of those hotels for periods prior to the Company’s ownership, and for dispositions, results have been excluded for the Company’s period of ownership. Results for periods prior to the Company’s ownership have not been included in the Company’s actual Consolidated Financial Statements and are included only for comparison purposes.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at June 30, 2015 and the results of operations for the interim periods ended June 30, 2015 and 2014. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple Hospitality REIT, Inc. 2014 Annual Report.

Images from left to right: Homewood Suites, Agoura Hills, CA; Hampton Inn & Suites, Boise, ID; Residence Inn, Burbank, CA; Residence Inn, Richmond, VA

Our Hotels

ALABAMA	MINNESOTA
Auburn, Birmingham (2), Dothan (2), Huntsville (2),	Rochester
Montgomery (2), Montgomery/Prattville
MISSISSIPPI
ALASKA	Hattiesburg (2)
Anchorage
MISSOURI
ARIZONA	Kansas City (2), St. Louis (2)
Phoenix (2), Phoenix/Chandler (2), Tucson (3)
NEBRASKA
ARKANSAS	Omaha
Rogers (3), Springdale
NEW JERSEY
CALIFORNIA	Cranford, Mahwah, Mount Laurel, Somerset,
Agoura Hills, Burbank (3), Clovis (2), Cypress (2),	West Orange
Sacramento, San Bernardino, San Diego (4),
San Diego/Oceanside, San Jose, Santa Ana,	NEW YORK
Santa Clarita (3), Santa Clarita/Valencia, Tulare	Islip/Ronkonkoma, New York City

COLORADO	NORTH CAROLINA
Denver/Highlands Ranch (2)	Carolina Beach, Charlotte, Durham, Fayetteville (2),
Greensboro, Holly Springs, Wilmington, Winston-Salem
FLORIDA
Fort Lauderdale (2), Jacksonville, Lakeland, Miami (3),	OHIO
Orlando (2), Orlando/Sanford, Panama City,	Twinsburg
Panama City Beach, Sarasota, Tallahassee, Tampa (2)
OKLAHOMA
GEORGIA	Oklahoma City
Albany, Columbus (2), Macon, Savannah
PENNSYLVANIA
IDAHO	Philadelphia/Collegeville, Philadelphia/Malvern, Pittsburgh
Boise (2)
SOUTH CAROLINA
ILLINOIS	Columbia, Greenville, Hilton Head
Mettawa (2), Schaumburg, Warrenville
TENNESSEE
INDIANA	Chattanooga, Jackson, Johnson City, Memphis, Nashville (2)
Indianapolis, Mishawaka
TEXAS
KANSAS	Austin (5), Austin/Round Rock, Beaumont, Dallas,
Overland Park (3), Wichita	Dallas/Addison, Dallas/Allen (2),
Dallas/Arlington, Dallas/Duncanville, Dallas/Frisco,
LOUISIANA	Dallas/Grapevine, Dallas/Irving, Dallas/Lewisville,
Baton Rouge, Lafayette (2), New Orleans	El Paso (2), Fort Worth, Fort Worth/Burleson, Houston (2),
Houston/Stafford, San Antonio, Texarkana (3)
MARYLAND
Annapolis, Silver Spring	UTAH
Provo, Salt Lake City
MASSACHUSETTS
Andover, Marlborough, Westford (2)	VIRGINIA
Alexandria (2), Bristol, Charlottesville, Harrisonburg,
MICHIGAN	Manassas, Norfolk/Chesapeake, Richmond (3),
Detroit/Novi	Suffolk (2), Virginia Beach (2)

WASHINGTON
Seattle, Seattle/Kirkland, Tukwila, Vancouver

CORPORATE PROFILE Apple Hospitality REIT, Inc. (the “Company“) is a publicly traded real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Fairfield Inn & Suites® by Marriott®, Marriott® Hotels & Resorts, Renaissance® Hotels, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Embassy Suites by Hilton®, Hampton Inn by Hilton®, Hampton Inn & Suites by Hilton®, Hilton®, Hilton Garden Inn®, Home2 Suites by Hilton® and Homewood Suites by Hilton® brands. As of June 30, 2015, the Company’s portfolio consisted of 174 hotels with 22,177 guestrooms in 32 states. The Company’s common shares are traded on the New York Stock Exchange (NYSE) under the ticker symbol “APLE.”

MISSION Apple Hospitality REIT, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

As always, we encourage our shareholders to know their investment and stay informed by reviewing information on our website at www.applehospitalityreit.com, as well as our filings with the Securities and Exchange Commission, which can be found on their website at www.sec.gov.

Cover image: Hampton Inn, Cypress, CA

“Courtyard® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “Marriott® Hotels & Resorts,” “Renaissance® Hotels,” “Residence Inn® by Marriott®,” “SpringHill Suites® by Marriott®,” and “TownePlace Suites® by Marriott®” are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott® International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this Quarterly Report, whether relating to the hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this Quarterly Report.

“Embassy Suites by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to “Hilton®” mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this Quarterly Report, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this Quarterly Report.

This Quarterly Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality REIT, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties; the ability of the Company to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Quarterly Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the periods ended June 30, 2015. Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law. This Quarterly Report is provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company.

CORPORATE HEADQUARTERS 814 East Main Street | Richmond, Virginia 23219 (804) 344-8121 | (804) 344-8129 FAX applehospitalityreit.com	INVESTOR INFORMATION For additional information about the Company, please contact: Kelly Clarke, Director of Investor Services (804) 727-6321 or kclarke@applereit.com